                                                                    EXHIBIT 99.1

================================================================================

                                                        Monthly Operating Report

     -----------------------------------------------
      CASE NAME:    Physicians Resource Group, Inc.          ACCRUAL Basis

      CASE NUMBER:  00-30748-RCM

      JUDGE:        Robert C. McGuire
     -----------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                        MONTH ENDING: November 30, 2000

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.



  RESPONSIBLE PARTY:

           /s/ Michael Yeary                              President
  ---------------------------------------   ----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

             Michael Yeary                                20-Dec-00
  ---------------------------------------   ----------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                      DATE

  PREPARER:

          /s/ Karen G. Nicolaou                   Controller - Secretary
  ---------------------------------------   ----------------------------------
      ORIGINAL SIGNATURE OF PREPARER                       TITLE


            Karen G. Nicolaou                             20-Dec-00
  ---------------------------------------   ----------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                      DATE

================================================================================

====================================================================================================================================

                                                     Monthly Operating Report
 --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                          ACCRUAL BASIS-1

  CASE NUMBER: 00-30748-RCM
 --------------------------------------------

 --------------------------------------------
          COMPARATIVE BALANCE SHEET
                  UNAUDITED                       ******** AMOUNTS ARE UNAUDITED *******
 --------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE
                                                            January     February    March         April          May
 ASSETS                                      AMOUNT (1) *
 --------------------------------------------------------------------------------------------------------------------------
  1  UNRESTRICTED CASH                       46,847,552           -   48,483,735   48,254,575    47,772,167     47,279,916
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PAYROLL
  2  TAX REFUND                                 899,566           -      905,566      832,117       840,060        843,161
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - EYE CORP
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PRG GEORGIA
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - AOI
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS
 --------------------------------------------------------------------------------------------------------------------------
  3  TOTAL CASH                              47,747,118           -   49,389,301   49,086,692    48,612,227     48,123,077
 --------------------------------------------------------------------------------------------------------------------------
  4  ACCOUNTS RECEIVABLE (NET)                2,963,426           -       10,561        6,991             -      5,481,023
 --------------------------------------------------------------------------------------------------------------------------
  5  INVENTORY                                        -           -            -            -             -              -
 --------------------------------------------------------------------------------------------------------------------------
  6  NOTES REC (SEE SCHEDULE)                   529,848           -      529,878      519,948       519,133        516,375
 --------------------------------------------------------------------------------------------------------------------------
  7  PREPAID EXPENSES                         2,643,776           -    2,394,106    2,227,692     2,052,927      1,892,640
 --------------------------------------------------------------------------------------------------------------------------
  8  OTHER (ATTACH LIST)                              -           -      459,533      520,581       528,186        547,873
 --------------------------------------------------------------------------------------------------------------------------
  9  TOTAL CURRENT ASSETS                    53,884,168           -   52,783,378   52,361,903    51,712,473     56,560,988
 --------------------------------------------------------------------------------------------------------------------------

  10 PROPERTY, PLANT & EQUIPMENT                201,837           -    4,525,708    4,485,554     4,485,554      4,240,275
 --------------------------------------------------------------------------------------------------------------------------
  11 LESS: ACCUM DEPRECATION                          -           -   (3,281,910)  (3,322,094)   (3,379,131)    (3,313,918)
 --------------------------------------------------------------------------------------------------------------------------

  12 NET PROPERTY, PLANT & EQUIP                201,837           -    1,243,798    1,163,461     1,106,423        926,357
 --------------------------------------------------------------------------------------------------------------------------
  13 DUE FROM INSIDERS                                -           -            -            -             -              -
 --------------------------------------------------------------------------------------------------------------------------
  14 OTHER ASSETS NET (ATTACH LIST)          80,910,621           -   76,928,562   76,936,716    76,936,716     76,936,716
 --------------------------------------------------------------------------------------------------------------------------
  15 OTHER (ATTACH LIST)                         40,390           -       40,390       20,072        20,072         21,572
 --------------------------------------------------------------------------------------------------------------------------
  16 TOTAL ASSETS                           135,037,016           -  130,996,128  130,482,152   129,775,684    134,445,633
 --------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------

                                                June           July          August         September     October        November
 ASSETS
 -----------------------------------------------------------------------------------------------------------------------------------
  1  UNRESTRICTED CASH                        28,401,239     27,882,364     26,774,818     25,876,681     25,006,515     24,636,305
 -----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PAYROLL
  2  TAX REFUND                                  857,139        892,448        905,037        908,450        912,027        912,027
 -----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - EYE CORP                4,269,130      4,292,830      4,316,099      4,340,660      4,362,920      4,386,415
 -----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PRG GEORGIA             3,562,598      3,582,321      3,601,685      3,622,125      3,640,649      3,660,197
 -----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - AOI                    15,977,588     16,067,029     16,154,845     16,247,537     16,331,545     16,420,211
 -----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS       20,385         20,314         20,385         20,385         20,385         20,385
 -----------------------------------------------------------------------------------------------------------------------------------
  3  TOTAL CASH                               53,088,078     52,737,307     51,772,870     51,015,839     50,274,040     50,035,541
 -----------------------------------------------------------------------------------------------------------------------------------
  4  ACCOUNTS RECEIVABLE (NET)                         -              -              -              -              -              -
 -----------------------------------------------------------------------------------------------------------------------------------
  5  INVENTORY                                         -              -              -              -              -              -
 -----------------------------------------------------------------------------------------------------------------------------------
  6  NOTES REC (SEE SCHEDULE)                    491,503        257,880        247,963        239,801        212,493        206,350
 -----------------------------------------------------------------------------------------------------------------------------------
  7  PREPAID EXPENSES                          1,842,429      1,712,238      1,666,944      1,605,105      1,546,691      1,504,442
 -----------------------------------------------------------------------------------------------------------------------------------
  8  OTHER (ATTACH LIST)                         567,018        563,358        577,973        592,114        606,699        620,839
 -----------------------------------------------------------------------------------------------------------------------------------
  9  TOTAL CURRENT ASSETS                     55,989,028     55,270,783     54,265,750     53,452,858     52,639,923     52,367,172
 -----------------------------------------------------------------------------------------------------------------------------------
  10 PROPERTY, PLANT & EQUIPMENT               4,259,439      4,295,825      4,295,825      4,295,825      4,295,825      4,295,825
 -----------------------------------------------------------------------------------------------------------------------------------
  11 LESS: ACCUM DEPRECATION                  (3,370,147)    (3,429,571)    (3,485,450)    (3,537,592)    (3,589,379)    (3,641,117)
 -----------------------------------------------------------------------------------------------------------------------------------
  12 NET PROPERTY, PLANT & EQUIP                 889,292        866,254        810,375        758,234        706,447        654,708
 -----------------------------------------------------------------------------------------------------------------------------------
  13 DUE FROM INSIDERS                                 -              -              -              -              -              -
 -----------------------------------------------------------------------------------------------------------------------------------
  14 OTHER ASSETS NET (ATTACH LIST)           76,587,643     76,587,643     76,587,643     76,587,643     76,587,643     76,587,643
 -----------------------------------------------------------------------------------------------------------------------------------
  15 OTHER (ATTACH LIST)                          22,071         22,071         22,071         22,071         22,071         22,071
 -----------------------------------------------------------------------------------------------------------------------------------
  16 TOTAL ASSETS                            133,488,034    132,746,751    131,685,839    130,820,806    129,956,084    129,631,594
 -----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

====================================================================================================================================

                                                     Monthly Operating Report
 --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                          ACCRUAL BASIS-1

  CASE NUMBER: 00-30748-RCM
 --------------------------------------------

 --------------------------------------------
          COMPARATIVE BALANCE SHEET
                  UNAUDITED                       ******** AMOUNTS ARE UNAUDITED *******
 ==========================================================================================================================
                                              SCHEDULE
                                                            JANUARY     FEBRUARY    MARCH         APRIL          May
 LIABILTIES                                  AMOUNT (1) *
 ----------------------------------------
 POSTPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
  17   ACCOUNTS PAYABLE                                          -         3,487       57,986       348,108         349,955
 --------------------------------------------         ----------------------------------------------------------------------
  18   TAXES PAYABLE                                    X        -             -            -
 --------------------------------------------         ----------------------------------------------------------------------
  19   NOTES PAYABLE                                             -             -            -
 --------------------------------------------         ----------------------------------------------------------------------

  20   PROFESSIONAL FEES                                         -       435,600      815,800     1,044,868       1,194,868
 --------------------------------------------         ----------------------------------------------------------------------
  21   SECURED DEBT                                              -             -            -
 --------------------------------------------         ----------------------------------------------------------------------

  22   OTHER (ATTACH LIST)                                       -       131,847      124,705       201,261         131,644
 --------------------------------------------         ----------------------------------------------------------------------
  23   LIABILITIES                                               -       570,934      998,491     1,594,237       1,676,468
 ---------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
  24    SECURED DEBT                                 -           -             -            -
 ---------------------------------------------------------------------------------------------------------------------------
  25    PRIORITY DEBT                          569,603           -       569,603      569,603       566,693      566,693.00
 ---------------------------------------------------------------------------------------------------------------------------
  26    UNSECURED DEBT                     135,307,165           -   140,982,547  141,098,226   140,927,149  140,860,189.21
 ---------------------------------------------------------------------------------------------------------------------------
  27    OTHER (ATTACH LIST)                          -           -       442,726      442,726       444,697      444,697.48
 ---------------------------------------------------------------------------------------------------------------------------

  28    TOTAL PREPETITION LIABILITIES      135,876,768           -   141,994,876  142,110,554   141,938,540     141,871,580
 ---------------------------------------------------------------------------------------------------------------------------
  29    TOTAL LIABILITIES                  135,876,768           -   142,565,810  143,109,045   143,520,015     143,548,047
 ---------------------------------------------------------------------------------------------------------------------------
 EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
  30    PREPETITION OWNERS EQUITY             (839,752)          -   (10,944,475) (11,050,372)  (10,948,771)    (10,947,989)
 ---------------------------------------------------------------------------------------------------------------------------
        POSTPETITION CUMULATIVE
  31    PROFIT OR (LOSS)                                         -      (625,207)  (1,576,520)   (2,795,560)      1,845,575
 -------------------------------------------          ----------------------------------------------------------------------
        DIRECT CHARGES TO EQUITY (ATTACH
  32    EXPLANATION)                                             -             -            -             -               -
 ---------------------------------------------------------------------------------------------------------------------------
  33    TOTAL EQUITY                          (839,752)          -   (11,569,682) (12,626,893)  (13,744,331)     (9,102,414)
 ---------------------------------------------------------------------------------------------------------------------------
  34    TOTAL LIABILITIES & OWNERS EQUITY  135,037,016           -   130,996,128  130,482,152   129,775,684     134,445,633
 ---------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

                                            June            July          August          September      October        November

---------------------------------------------------------------------------------------------------------------------------------
  17    ACCOUNTS PAYABLE                    336,046        410,643        728,355          441,457        282,200         489,326
---------------------------------------------------------------------------------------------------------------------------------
  18    TAXES PAYABLE                                                           -                -              -               -
---------------------------------------------------------------------------------------------------------------------------------
  19    NOTES PAYABLE                                                           -                -              -               -
---------------------------------------------------------------------------------------------------------------------------------
  20    PROFESSIONAL FEES                 1,152,003      1,273,401        829,641          659,168        487,044         466,996
---------------------------------------------------------------------------------------------------------------------------------
  21    SECURED DEBT                                                            -                -              -               -
---------------------------------------------------------------------------------------------------------------------------------
  22    OTHER (ATTACH LIST)                 157,792        251,481         56,875          131,699        112,028          94,479
---------------------------------------------------------------------------------------------------------------------------------
  23    LIABILITIES                       1,645,841      1,935,525      1,614,872        1,232,325        881,272       1,050,802
---------------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
  24    SECURED DEBT                              -                             -                -              -               -
---------------------------------------------------------------------------------------------------------------------------------
  25    PRIORITY DEBT                       566,693        566,693        566,693          566,693        566,693         566,693
---------------------------------------------------------------------------------------------------------------------------------
  26    UNSECURED DEBT                  140,844,624    140,891,453    140,855,666      140,921,864    140,921,427     140,921,427
---------------------------------------------------------------------------------------------------------------------------------
  27    OTHER (ATTACH LIST)                 444,697        476,591        485,700          485,700        485,738         485,738
---------------------------------------------------------------------------------------------------------------------------------
  28    TOTAL PREPETITION LIABILITIES   141,856,014    141,934,736    141,908,059      141,974,258    141,973,858     141,973,858
---------------------------------------------------------------------------------------------------------------------------------
  29    TOTAL LIABILITIES               143,501,856    143,870,261    143,522,931      143,206,582    142,855,130     143,024,660
---------------------------------------------------------------------------------------------------------------------------------
 EQUITY
---------------------------------------------------------------------------------------------------------------------------------
  30    PREPETITION OWNERS EQUITY       (11,278,792)   (11,325,751)   (11,291,640)     (11,304,499)   (11,304,061)    (11,818,651)
---------------------------------------------------------------------------------------------------------------------------------
        POSTPETITION CUMULATIVE
  31    PROFIT OR (LOSS)                  1,264,971        202,241       (545,451)      (1,081,277)    (1,594,984)     (1,574,414)
---------------------------------------------------------------------------------------------------------------------------------
        DIRECT CHARGES TO EQUITY
  32    (ATTACH EXPLANATION)                      -
---------------------------------------------------------------------------------------------------------------------------------
  33    TOTAL EQUITY                    (10,013,821)   (11,123,510)   (11,837,092)     (12,385,776)   (12,899,046)    (13,393,066)
---------------------------------------------------------------------------------------------------------------------------------
  34    TOTAL LIABILITIES &
        OWNERS EQUITY                   133,488,034    132,746,751    131,685,839      130,820,806    129,956,084     129,631,594
---------------------------------------------------------------------------------------------------------------------------------
=================================================================================================================================

     * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secrued claim or exemption."
          The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impariment of the asset.

     (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs.
          PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as and when appropriate.

                                                                                               DETAIL SCHEDULE
---------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                                     ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                                                                           MONTH:     NOV 2000
---------------------------------------------------                                                        -------------------------

                                                                             **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                    SCHEDULE
   NO                      DESCRIPTION                     AMOUNT     JAN     FEBRUARY       MARCH         APRIL           MAY
------------------------------------------------------------------------------------------------------  ------------  ------------

   6      NOTES RECEIVABLE
          -----------------------------------------
               E. MOORE                                  2,225,000             2,225,000     2,225,000     2,225,000     2,225,000
               HALEY                                        77,215                77,215        77,215        77,215        77,215
               WYLL                                         76,227                76,227        76,227        76,227        76,227
               FRITCH  (Note 1)                            300,000               300,000       292,819       292,819       292,819
               SHAFRON                                      60,000                60,000        60,000        60,000        60,000
               WILEY                                       150,000               150,000       150,000       150,000       150,000
               DOCTORS VISION CENTER                       146,314               146,314       146,314       146,314       146,314
                                                      ------------          ------------  ------------  ------------  ------------
             TOTAL NOTES RECEIVABLE                      3,034,756             3,034,756     3,027,575     3,027,575     3,027,575
             ESTIMATED RESERVE AMOUNT                   (2,754,878)           (2,754,878)   (2,754,813)   (2,749,967)   (2,746,998)
                                                      ------------          ------------  ------------  ------------  ------------
             ESTIMATED NET PRINCIPAL BALANCE               279,878               279,878       272,762       277,608       280,577
                                                      ============          ============  ============  ============  ============
   7      PREPAID EXPENSES

             INSURANCE PREMIUMS                          1,118,669             1,042,041       983,619       905,708       874,310
             RESOURCES CONNECTION - RETAINER/FEES           92,574                30,046        29,006        29,006        29,006
             GEORGE, DONALDSON & FORD - RETAINER            35,000                35,000        35,000        35,000        35,000
             ANDREWS & KURTH - RETAINER                    283,863               283,863       283,863       283,863       283,863
             ARENT FOX KINTER PLOTKIN & KAHN - RETAINER     14,926                14,926        18,373        18,373        18,373
             HORNTHAL PILEY ELLIS & MALLAND - RETAINER       3,500                 3,500         3,500         3,500         3,500
             JAMES E. BOREN - RETAINER                       8,709                 8,709         8,709        18,709        18,709
             LEE & McINNISH - RETAINER                         709                   709           709           709           709
             MUNSCH HARDT KOPF & HARR - RETAINER            10,000                10,000        10,000        10,000        10,000
             NEAL & HARWELL -RETAINER                        3,611                 3,611         3,611         3,611         3,611
             WOLIN, RIDLEY & MILLER - RETAINER                                    40,875        40,875             -             -
             FARRIS MATTHEWS BRANAN BOBANGO -RETAINER        7,218                 7,218         7,218         7,073         7,073
             SMYSER, KAPLAN & VESELKA -RETAINER             50,000                50,000        50,000        49,888        49,888
             HOULIHAN & LOKEY - RETAINER                    35,000                35,000        35,000        35,000        35,000
             JACKSON & WALKER - RETAINER                   250,000               250,000       250,000       250,000       250,000
             JONES DAY REAVIS & POGUE -RETAINER             75,000                75,000        75,000        75,000             -
             MANN FRANKFORT -RETAINER                       80,000                80,000        80,000        68,400        68,400
             LAURA JAMES -RETAINER                          20,000                20,000        20,000        20,000        20,000
             DICKSON FLATO -RETAINER                        20,000                20,000        20,000        20,000        20,000
             GRUBB CONSULTING -RETAINER                      8,400                 8,400         8,400         5,495         5,495
             CLOUGH & DOUGHERTY, PLLC -RETAINER             12,500                12,500        12,500        12,500        12,500
             QUANTUM INTERESTS/DAVID HORN -RETAINER         80,000                40,000             -             -             -
             TONY ROVINSKY -RETAINER                         8,000                 5,034         2,674         2,674             -
             DAVID SEGERS -RETAINER                          6,600                 6,600         6,600         6,600         6,600
             LANE & TROHN                                        -                     -             -             -             -
             AM SURG - PREPAID MANAGEMENT FEES             228,453               174,289       120,124        80,082        40,041
             5005 RIVERWAY - PREPAID RENT                  143,677               134,085       122,911       111,738       100,564
             14800 LANDMARK - PREPAID RENT                  38,793                                   -             -             -
             BAKERSFIELD CBO - PREPAID RENT                  3,174                                   -             -             -
             ORLANDO CBO - PREPAID RENT                      5,400                 2,700             -             -             -
                                                      ------------          ------------  ------------  ------------  ------------

           TOTAL PREPAID EXPENSES                        2,643,776             2,394,106     2,227,692     2,052,927     1,892,640
                                                      ============          ============  ============  ============  ============

   8      OTHER CURRENT ASSETS
          -----------------------------------------

             ACCRUED INTEREST ON NOTES RECEIVABLE                -               459,532       520,581       528,186       547,873
                                                      ------------          ------------  ------------  ------------  ------------
             TOTAL OTHER CURRENT ASSETS                          -               459,532       520,581       528,186       547,873
                                                      ============          ============  ============  ============  ============

  ITEM
   NO                      DESCRIPTION                    JUNE        JULY       AUGUST     SEPTEMBER     OCTOBER      NOVEMBER
---------------------------------------------------    ----------  ----------  ----------  -----------  -----------  ------------
   6      NOTES RECEIVABLE
          -----------------------------------------
               E. MOORE                                 2,225,000   2,225,000   2,225,000    2,225,000    2,225,000     2,225,000
               HALEY                                       77,215      77,215      77,215       77,215       77,215        77,215
               WYLL                                        76,227      76,227      76,227       76,227       76,227        76,227
               FRITCH  (Note 1)                           270,915     263,492     256,006      248,459      240,848       233,174
               SHAFRON                                     60,000      60,000      60,000       60,000       60,000        60,000
               WILEY                                      150,000     150,000     150,000      150,000      150,000       150,000
               DOCTORS VISION CENTER                      146,314     146,314     146,314      146,314      146,314       146,314
                                                       ----------  ----------  ----------  -----------  -----------  ------------
             TOTAL NOTES RECEIVABLE                     3,005,671   2,998,248   2,990,763    2,983,215    2,975,605     2,967,931
             ESTIMATED RESERVE AMOUNT                  (2,744,173) (2,740,368) (2,742,800)  (2,739,323)  (2,763,112)   (2,761,314)
                                                       ----------  ----------  ----------  -----------  -----------   -----------
             ESTIMATED NET PRINCIPAL BALANCE              261,498     257,880     247,963      243,892      212,493       206,350
                                                       ==========  ==========  ==========  ===========  ===========   ===========
   7      PREPAID EXPENSES

             INSURANCE PREMIUMS                           838,433     795,290     756,170      709,004      661,839       630,674
             RESOURCES CONNECTION - RETAINER/FEES          29,006      29,006      29,006       29,006       29,006        29,006
             GEORGE, DONALDSON & FORD - RETAINER           35,000      35,000      35,000       35,000       35,000        35,000
             ANDREWS & KURTH - RETAINER                   283,863     283,863     283,863      283,863      283,863       283,863
             ARENT FOX KINTER PLOTKIN & KAHN - RETAINER    17,854      17,854      17,854       17,854       17,854        17,854
             HORNTHAL PILEY ELLIS & MALLAND - RETAINER        106         106         106          106          106           106
             JAMES E. BOREN - RETAINER                     18,709      18,709      18,709       18,709       18,709        18,709
             LEE & McINNISH - RETAINER                        709         709         709          709          709           709
             MUNSCH HARDT KOPF & HARR - RETAINER            9,935       9,935       9,935        9,935        9,935         9,935
             NEAL & HARWELL -RETAINER                       3,611       3,611       3,611        3,611        3,611         3,611
             WOLIN, RIDLEY & MILLER - RETAINER             40,875           -           -            -            -             -
             FARRIS MATTHEWS BRANAN BOBANGO -RETAINER       7,058       7,058       7,058        7,058        7,058         7,058
             SMYSER, KAPLAN & VESELKA -RETAINER            49,888      49,888      49,888       49,888       49,813        49,813
             HOULIHAN & LOKEY - RETAINER                   35,000           -       5,000            0            -             -
             JACKSON & WALKER - RETAINER                  250,000     250,000     250,000      250,000      250,000       250,000
             JONES DAY REAVIS & POGUE -RETAINER                 -           -           -            -            -             -
             MANN FRANKFORT -RETAINER                      68,400      68,400      68,400       68,400       68,400        68,400
             LAURA JAMES -RETAINER                         20,000      20,000      20,000       20,000       20,000        20,000
             DICKSON FLATO -RETAINER                       20,000      20,000      20,000       20,000       20,000        20,000
             GRUBB CONSULTING -RETAINER                     5,495       5,495       5,495        5,495        5,495         5,495
             CLOUGH & DOUGHERTY, PLLC -RETAINER            12,500      12,500      12,500       12,500       12,500        12,500
             QUANTUM INTERESTS/DAVID HORN -RETAINER             -           -           -            -            -             -
             TONY ROVINSKY -RETAINER                            -           -           -            -            -             -
             DAVID SEGERS -RETAINER                         6,600       6,600       6,600        6,600        6,600         6,600
             LANE & TROHN                                       -           -           -        1,500        1,500         1,500
             AM SURG - PREPAID MANAGEMENT FEES                  -           -           -            -            -             -
             5005 RIVERWAY - PREPAID RENT                  89,390      78,216      67,043       55,869       44,695        33,521
             14800 LANDMARK - PREPAID RENT                      -           -           -
             BAKERSFIELD CBO - PREPAID RENT                     -           -           -
             ORLANDO CBO - PREPAID RENT                         -           -           -
                                                       ----------  ----------  ----------  -----------  -----------   -----------

           TOTAL PREPAID EXPENSES                       1,842,429   1,712,238   1,666,944    1,605,105    1,546,691     1,504,442
                                                       ==========  ==========  ==========  ===========  ===========   ===========

   8      OTHER CURRENT ASSETS
          -----------------------------------------

             ACCRUED INTEREST ON NOTES RECEIVABLE         567,018     583,891     577,973      592,114      606,699       620,839
                                                       ----------  ----------  ----------  -----------  -----------   -----------
             TOTAL OTHER CURRENT ASSETS                   567,018     583,891     577,973      592,114      606,699       620,839
                                                       ==========  ==========  ==========  ===========  ===========   ===========

                                                   DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.         ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                              MONTH:   NOVEMBER 2000
                                                              ------------------

                        **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                                    SCHEDULE
   NO             DESCRIPTION                                              AMOUNT     JAN     FEBRUARY       MARCH         APRIL
-----------------------------------------------------------------------------------------------------------------------------------
   14      OTHER ASSETS NET OF AMORTIZATION
           ---------------------------------------------
               INVESTMENTS IN SUBSIDIARIES                                 80,910,621         76,928,562   76,936,716    76,936,716
                                                                           ----------         ----------   ----------    ----------

               TOTAL OTHER ASSETS NET OF AMORTIZATION                      80,910,621         76,928,562   76,936,716    76,936,716
                                                                           ==========         ==========   ==========    ==========

        PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL CENTERS.
        FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE APPROXIMATELY $80,000,000
        FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING SUCH VALUE, AND EXCLUDING THE
        VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG. MONTHLY BALANCES REPRESENT HISTORICAL COST
        BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

   15      OTHER NON-CURRENT ASSETS
           ---------------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS                        38,790             38,790       20,072        20,072
                 DEPOSIT-SKYTEL COMMUNICATIONS                                      -                  -            -             -
                 DEPOSIT-FEDERAL EXPRESS                                            -                  -            -             -
                 DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                     1,600              1,600            -             -
                                                                           ----------         ----------   ----------    ----------
             TOTAL OTHER NON-CURRENT ASSETS                                    40,390             40,390       20,072        20,072
                                                                           ==========         ==========   ==========    ==========

   20       POST-PETITION LIABILITIES PROFESSIONAL FEES
            ------------------------------------------------

                 ACCRUAL FOR ANDREWS & KURTH
                 ACCRUAL FOR BELL NUNNALLY
                 ACCRUAL FOR MANN FRANKFORT
                 ACCRUAL FOR HUGHES & LUCE
                 ACCRUAL FOR JACKSON WALKER


   22      OTHER POST-PETITION LIABILITIES
           -------------------------------------------------

                 ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                                      130,597      122,205       199,594
                 ACCRUALS FOR TRAVEL/COMMUNICATIONS                                                    -            -             -
                 ACCRUAL FOR US TRUSTEE FEE                                                        1,250        2,500         1,667
                                                                                              ----------   ----------    ----------
                                                                                                 131,847      124,705       201,261
                                                                                              ==========   ==========    ==========
   27      OTHER PRE-PETITION LIABILITIES
           -------------------------------------------------

                 EMPLOYMENT TAX & W/H LIABILITY ESCROW                   *          -            442,726  *   442,726       444,697
                                                                           ----------         ----------   ----------    ----------
                 TOTAL OTHER PRE PETITION LIABILITIES                               -            442,726      442,726       444,697
                                                                           ==========         ==========   ==========    ==========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT              MAY         JUNE         JULY        AUGUST      SEPTEMBER    OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   14      OTHER ASSETS NET OF AMORTIZATION
           --------------------------------------------
               INVESTMENTS IN SUBSIDIARIES                76,936,716   76,587,643   76,587,643   76,587,643   76,587,643  76,587,643
                                                         -----------  -----------  -----------  -----------  -----------  ----------
               TOTAL OTHER ASSETS NET OF AMORTIZATION     76,936,716   76,587,643   76,587,643   76,587,643   76,587,643  76,587,643
                                                         ===========  ===========  ===========  ===========  ===========  ==========
  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT            NOVEMBER
--------------------------------------------------------------------
               INVESTMENTS IN SUBSIDIARIES                76,587,643
                                                         -----------
               TOTAL OTHER ASSETS NET OF AMORTIZATION     76,587,643
                                                         ===========

        PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL CENTERS.
        FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE APPROXIMATELY $80,000,000
        FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING SUCH VALUE, AND EXCLUDING THE
        VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG. MONTHLY BALANCES REPRESENT HISTORICAL COST
        BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT              MAY         JUNE         JULY        AUGUST      SEPTEMBER    OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   15      OTHER NON-CURRENT ASSETS
           --------------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS       20,072       20,072       20,072       20,072       20,072      20,072
                 DEPOSIT-SKYTEL COMMUNICATIONS                     -          499          499          499          499         499
                 DEPOSIT-FEDERAL EXPRESS                       1,500        1,500        1,500        1,500        1,500       1,500
                 DEPOSIT - CATALINA BARBER CORP
                           BAKERSFIELD                             -            -            -            -            -           -
                                                         -----------  -----------  -----------  -----------  -----------  ----------
              TOTAL OTHER NON-CURRENT ASSETS                  21,572       22,071       22,071       22,071       22,071      22,071
                                                         ===========  ===========  ===========  ===========  ===========  ==========
  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT            NOVEMBER
--------------------------------------------------------------------
                 DEPOSIT - CMD REALTY INVESTMENT DALLAS       20,072
                 DEPOSIT-SKYTEL COMMUNICATIONS                   499
                 DEPOSIT-FEDERAL EXPRESS                       1,500
                 DEPOSIT - CATALINA BARBER CORP
                           BAKERSFIELD                             -
                                                         -----------
              TOTAL OTHER NON-CURRENT ASSETS                  22,071
                                                         ===========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT              MAY         JUNE         JULY        AUGUST      SEPTEMBER    OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   20       POST-PETITION LIABILITIES PROFESSIONAL FEES
            -----------------------------------------------

                 ACCRUAL FOR ANDREWS & KURTH                  994,868    829,003     931,297    370,000      345,712    216,401
                 ACCRUAL FOR BELL NUNNALLY                          -     23,000      35,949     15,000        7,500     15,422
                 ACCRUAL FOR MANN FRANKFORT                         -          -      30,000     94,403       80,956     96,810
                 ACCRUAL FOR HUGHES & LUCE                          -    150,000     160,291    189,435      190,000    115,431
                 ACCRUAL FOR JACKSON WALKER                   200,000    150,000     115,864    160,804       35,000     42,980
                                                            ---------  ---------  ----------  ---------  -----------  ---------
                                                            1,194,868  1,152,003   1,273,401    829,641      659,168    487,044
                                                            =========  =========  ==========  =========  ===========  =========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT             NOVEMBER
---------------------------------------------------------------------
                 ACCRUAL FOR ANDREWS & KURTH                  220,000
                 ACCRUAL FOR BELL NUNNALLY                     12,000
                 ACCRUAL FOR MANN FRANKFORT                    50,000
                 ACCRUAL FOR HUGHES & LUCE                    120,000
                 ACCRUAL FOR JACKSON WALKER                    64,996
                                                            ---------
                                                              466,996
                                                            =========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT              MAY         JUNE         JULY        AUGUST      SEPTEMBER    OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   22      OTHER POST-PETITION LIABILITIES
           ------------------------------------------------

                 ACCRUALS FOR ORDINARY COURSE PROFESSIONALS    97,750    152,791     249,814     52,709      111,609    102,335
                 ACCRUALS FOR TRAVEL/COMMUNICATIONS            30,560          -           0          0       12,560      7,026
                 ACCRUAL FOR US TRUSTEE FEE                     3,334      5,001       1,667      4,167        7,500      2,667
                                                            ---------  ---------  ----------  ---------  -----------  ---------

                                                              131,644    157,792     251,481     56,876      131,669    112,028
                                                            =========  =========  ==========  =========  ===========  =========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT            NOVEMBER
---------------------------------------------------------------------
                 ACCRUALS FOR ORDINARY COURSE PROFESSIONALS    58,087
                 ACCRUALS FOR TRAVEL/COMMUNICATIONS            31,059
                 ACCRUAL FOR US TRUSTEE FEE                     5,333
                                                            ---------

                                                               94,479
                                                            =========
  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT              MAY         JUNE         JULY        AUGUST      SEPTEMBER    OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   27      OTHER PRE-PETITION LIABILITIES
           ------------------------------------------------

                EMPLOYMENT TAX & W/H LIABILITY ESCROW         444,697    444,697     476,591    485,700      485,700    485,738
                                                            ---------  ---------  ----------  ---------  -----------  ---------
                TOTAL OTHER PRE PETITION LIABILITIES          444,697    444,697     476,591    485,700      485,700    485,738
                                                            =========  =========  ==========  =========  ===========  =========
  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT             NOVEMBER
---------------------------------------------------------------------
                EMPLOYMENT TAX & W/H LIABILITY ESCROW         485,738
                                                            ---------
                TOTAL OTHER PRE PETITION LIABILITIES          485,738
                                                            =========

         * ACCRUED LIABILITY FOR ADJUSTMENTS WHICH MAY ARISE FROM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED CASH BALANCE.

                           Monthly Operating Report


     -----------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                             ACCRUAL BASIS-2
     CASE NUMBER: 00-30748-RCM
     -----------------------------------------------

-----------------------------
     INCOME STATEMENT                           ****** AMOUNTS ARE UNAUDITED ******
                                             ------------------------------------------------------------------------------
     UNAUDITED
---------------------------------------------------------------------------------------------------------------------------
                                                     JANUARY      FEBRUARY        MARCH         APRIL           MAY
REVENUES
---------------------------------------------------------------------------------------------------------------------------
      1     GROSS REVENUES                                  -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      2     LESS: RETURNS & DISCOUNTS                       -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      3     NET REVENUE                                     -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
      4     DIRECT LABOR                                    -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      5     DIRECT OVERHEAD                                 -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      6     TOTAL COST OF GOODS SOLD                        -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      7     GROSS PROFIT                                    -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
      8     OFFICER/INSIDER COMPENSATION                    -        63,750       63,750       63,750        63,750
---------------------------------------------------------------------------------------------------------------------------
      9    SELLING & MARKETING                              -             -
---------------------------------------------------------------------------------------------------------------------------
     10    GENERAL & ADMINISTRATIVE                         -       482,174      531,478      723,904       662,231
---------------------------------------------------------------------------------------------------------------------------
     11     RENT & LEASE                                    -        55,586       83,135       58,337        62,421
---------------------------------------------------------------------------------------------------------------------------
     12     OTHER (ATTACH LIST)                             -        54,165       54,165       40,042        40,042
---------------------------------------------------------------------------------------------------------------------------
     13     TOTAL OPERATING EXPENSES                        -       655,674      732,529      886,033       828,444
---------------------------------------------------------------------------------------------------------------------------
     14     INCOME(LOSS) BEFORE NON-
            OPERATING INCOME & EXPENSE                      -      (655,674)   (732,529)     (886,033)     (828,444)
---------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSE
---------------------------------------------------------------------------------------------------------------------------
     15     NON-OPERATING INCOME                            -       547,292      296,243      251,012     5,943,767
---------------------------------------------------------------------------------------------------------------------------
     16     NON-OPERATING EXPENSE                           -           108            -       (2,577)
---------------------------------------------------------------------------------------------------------------------------
     17     INTEREST EXPENSE                                -             -            -
---------------------------------------------------------------------------------------------------------------------------
     18     DEPRECIATION/DEPLETION                          -        54,284       59,625       57,038        53,242
---------------------------------------------------------------------------------------------------------------------------
     19     AMORTIZATION                                    -
---------------------------------------------------------------------------------------------------------------------------
     20     OTHER (ATTACH LIST)                             -                     33,953          (67)       51,806
---------------------------------------------------------------------------------------------------------------------------
     21     NET OTHER INCOME & EXPENSES                     -       492,900      202,666      196,618     5,838,719
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
     22     PROFESSIONAL FEES                               -       461,183      420,200      526,239       366,692
---------------------------------------------------------------------------------------------------------------------------
     23     U. S. TRUSTEE FEES                              - X       1,250        1,250        4,167         1,667
---------------------------------------------------------------------------------------------------------------------------
     24     OTHER (ATTACH LIST)                             -
---------------------------------------------------------------------------------------------------------------------------
     25     TOTAL REORGANIZATION EXPENSES                   -       462,433      421,450      530,406       368,359
---------------------------------------------------------------------------------------------------------------------------
     26     INCOME TAX                                      -
---------------------------------------------------------------------------------------------------------------------------
     27     NET PROFIT (LOSS)                               -      (625,207)    (951,313)  (1,219,821)    4,641,916
---------------------------------------------------------------------------------------------------------------------------


                                              JUNE          JULY         AUGUST     SEPTEMBER    OCTOBER       NOVEMBER       TOTAL
REVENUES
------------------------------------------------------------------------------------------------------------------------------------
      1     GROSS REVENUES                                                                                                        -
------------------------------------------------------------------------------------------------------------------------------------
      2     LESS: RETURNS & DISCOUNTS                                                                                             -
------------------------------------------------------------------------------------------------------------------------------------
      3     NET REVENUE                             -            -                                                                -
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
      4     DIRECT LABOR                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
      5     DIRECT OVERHEAD                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
      6     TOTAL COST OF GOODS SOLD                                                                                              -
------------------------------------------------------------------------------------------------------------------------------------
      7     GROSS PROFIT                            -            -           -                                      -             -
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
      8     OFFICER/INSIDER COMPENSATION       63,750      371,250      63,750      63,750        63,750       63,750       945,000
------------------------------------------------------------------------------------------------------------------------------------
      9    SELLING & MARKETING                                                           -                                        -
------------------------------------------------------------------------------------------------------------------------------------
     10    GENERAL & ADMINISTRATIVE           364,287      580,722     464,609     400,902       399,092      326,224     4,935,623
------------------------------------------------------------------------------------------------------------------------------------
     11     RENT & LEASE                       37,018       33,618      34,295      12,664        35,206       30,296       442,576
------------------------------------------------------------------------------------------------------------------------------------
     12     OTHER (ATTACH LIST)                40,042       27,080      29,100      19,062        19,062       19,062       341,821
------------------------------------------------------------------------------------------------------------------------------------
     13     TOTAL OPERATING EXPENSES          505,097    1,012,670     591,754     496,378       517,110      439,332     6,665,021
------------------------------------------------------------------------------------------------------------------------------------
     14     INCOME(LOSS) BEFORE NON-
            OPERATING INCOME & EXPENSE       (505,097)  (1,012,670)   (591,754)   (496,378)     (517,110)    (439,332)   (6,665,021)
------------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
     15     NON-OPERATING INCOME              288,029      272,642     302,683     303,955       262,674      285,478     8,753,773
------------------------------------------------------------------------------------------------------------------------------------
     16     NON-OPERATING EXPENSE                   -                                                 25       17,736        15,292
------------------------------------------------------------------------------------------------------------------------------------
     17     INTEREST EXPENSE                                                                                                      -
------------------------------------------------------------------------------------------------------------------------------------
     18     DEPRECIATION/DEPLETION             56,230       59,424      55,879      52,142        51,787       51,738       551,388
------------------------------------------------------------------------------------------------------------------------------------
     19     AMORTIZATION                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
     20     OTHER (ATTACH LIST)                 7,280        3,889       8,489       4,532                                  109,882
------------------------------------------------------------------------------------------------------------------------------------
     21     NET OTHER INCOME & EXPENSES       224,519      209,329     238,315     247,281       210,862      216,004     8,077,213
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
     22     PROFESSIONAL FEES                 298,359      257,722     390,086     282,564       204,292      267,142     3,474,475
------------------------------------------------------------------------------------------------------------------------------------
     23     U. S. TRUSTEE FEES                  1,667        1,667       4,167       4,165         3,167        2,667        25,834
------------------------------------------------------------------------------------------------------------------------------------
     24     OTHER (ATTACH LIST)                                                                                                   -
------------------------------------------------------------------------------------------------------------------------------------
     25     TOTAL REORGANIZATION EXPENSES     300,026      259,389     394,253     286,729       207,459      269,809     3,500,313
------------------------------------------------------------------------------------------------------------------------------------
     26     INCOME TAX                                                                                                            -
------------------------------------------------------------------------------------------------------------------------------------
     27     NET PROFIT (LOSS)                (580,604)  (1,062,730)   (747,692)   (535,826)     (513,707)    (493,137)   (2,088,121)
====================================================================================================================================

                                                                DETAIL SCHEDULES
--------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                      ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                                     MONTH:       NOV 2000
--------------------------------------------------                  -----------------------

  ITEM                                                   *** AMOUNTS ARE UNAUDITED ***

   NO                   DESCRIPTION                  JANUARY  FEBRUARY     MARCH    APRIL      MAY      JUNE
---------------------------------------------------------------------------------------------------------------
   11      GENERAL & ADMINISTRATIVE:
          --------------------------------------

                SALARIES                                       221,522    231,686  179,593    142,340  149,020
                CONSULTING FEES                                159,746    101,958  335,318    307,648  127,981
                AUDIT FEES
                PAYROLL TAXES                                   22,068     42,398   14,772     13,277   11,578
                INSURANCE                                       61,938     58,888   83,900    131,953   38,194
                TRAVEL                                           2,096      8,108    5,832      9,189   15,894
                LODGING                                            914      3,839    1,766      3,216    4,874
                CONTRACT LABOR                                   6,732      5,779    8,559      3,533    9,054
                OFFICE SUPPLIES & EXPENSE                        5,144     10,220   11,872     13,795    9,604
                POSTAGE & DELIVERY                                   -      1,519      816      1,991      869
                TELEPHONE                                          935     23,527   76,988     32,709   (8,447)
                MAINTENANCE & REPAIR                               456     42,651    2,279      1,657    5,538
                DATA PROCESSING                                    623        906    2,208        922      128
                                                               -------   -------- -------- ---------- --------

              TOTAL GENERAL & ADMINISTRATIVE                   482,174    531,479  723,903    662,230  364,287
                                                              ========   ======== ======== ========== ========

     (1) Audit Fees were reclassed for August to Professional Fees on line 23.

   13      OTHER OPERATING EXPENSES
          --------------------------------------

              ASC MANAGEMENT FEES                               54,165     54,165   40,042     40,042   40,042
                                                               -------   -------- -------- ---------- --------

            TOTAL OTHER OPERATING EXPENSES                      54,165     54,165   40,042     40,042   40,042
                                                               =======   ======== ======== ========== ========

   16      NON-OPERATING INCOME
          --------------------------------------

                TABOADA SETTLEMENT                                   -          -           5,759,551        -
                GAIN (LOSS) ON SALE OF ASSETS                        -    (22,077)   1,375   (114,547)       -
                TAX REFUND                                       6,664          -        -          -        -
                INTEREST INCOME                                190,627    315,080  245,515    298,748  261,322
                LEGAL EXPENSE REIMBURSEMENT                    350,000          -        -          -        -
                941 TAX REFUNDS (1996)                               -          -        -          -    9,873
                MISCELLANEOUS                                        -      3,240    4,123         15   16,834
                                                               -------   -------- -------- ---------- --------

            TOTAL OTHER INCOME & EXPENSE                       547,291    296,243  251,012  5,943,767  288,029
                                                               =======   ======== ======== ========== ========


  ITEM                                                   *** AMOUNTS ARE UNAUDITED ***

   NO                   DESCRIPTION                    JULY      AUGUST         SEPT       OCT        NOV
--------------------------------------------------------------------------------------------------------------
   11      GENERAL & ADMINISTRATIVE:
          --------------------------------------

                SALARIES                              140,659    129,643      123,612    113,485    106,704
                CONSULTING FEES                       268,945    237,612      145,928    139,824    127,810
                AUDIT FEES                             30,000            (1)        -          -          -
                PAYROLL TAXES                          14,905      9,815        8,475      7,258      6,651
                INSURANCE                              47,669     50,117       75,665     65,330     40,517
                TRAVEL                                  7,209     13,123       13,071      4,386      7,497
                LODGING                                 1,563      4,190        3,585      2,612      2,222
                CONTRACT LABOR                          5,565        562        1,187         43       (125)
                OFFICE SUPPLIES & EXPENSE              13,512      6,714        8,890      5,960      9,186
                POSTAGE & DELIVERY                      1,013          7          370         10        172
                TELEPHONE                              42,821      9,567       19,383     39,081     21,509
                MAINTENANCE & REPAIR                    6,143      2,794           68     12,205      2,571
                DATA PROCESSING                           719        465          666      8,896      1,509
                                                     --------   --------     --------   --------    -------

              TOTAL GENERAL & ADMINISTRATIVE          580,723    464,609      400,900    399,090    326,223
                                                     ========   ========     ========   ========    =======

     (1) Audit Fees were reclassed for August to Professional Fees on line 23.

   13      OTHER OPERATING EXPENSES
          --------------------------------------

              ASC MANAGEMENT FEES                      27,080     29,100       19,062     19,062     19,062
                                                     --------   --------     --------   --------    -------

            TOTAL OTHER OPERATING EXPENSES             27,080     29,100       19,062     19,062     19,062
                                                     ========   ========     ========   ========    =======

   16      NON-OPERATING INCOME
          --------------------------------------

                TABOADA SETTLEMENT                          -          -            -          -          -
                GAIN (LOSS) ON SALE OF ASSETS               -          -            -          -          -
                TAX REFUND                                  -          -            -          -          -
                INTEREST INCOME                       272,642    295,300      300,934    261,858    285,366
                LEGAL EXPENSE REIMBURSEMENT                 -          -            -          -          -
                941 TAX REFUNDS (1996)                      -          -            -          -          -
                MISCELLANEOUS                               -      7,383        3,021        841        113
                                                     --------   --------     --------   --------    -------

            TOTAL OTHER INCOME & EXPENSE              272,642    302,683      303,955    262,699    285,479
                                                     ========   ========     ========   ========    =======


                                                                DETAIL SCHEDULES
--------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                      ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                                     MONTH:      NOV 2000
--------------------------------------------------                  -----------------------

  ITEM                                                   *** AMOUNTS ARE UNAUDITED ***

   NO                   DESCRIPTION                  JANUARY  FEBRUARY     MARCH     APRIL       MAY       JUNE
------------------------------------------------------------------------------------------------------------------
   21      NON-OPERATING EXPENSES
          --------------------------------------

                PENALTIES & LATE FEES                                -     20,096       (67)         25         0
                FRANCHISE TAXES                                      -          -         -      66,650         -
                ANNUAL REPORTS                                       -          -         -           -     7,280
                PROPERTY TAXES                                       -     13,857         -     (14,870)        -
                                                               -------   --------  --------  ----------  --------

            TOTAL OTHER NON OPERATING EXPENSES                       -     33,953       (67)     51,805     7,280
                                                               =======   ========  ========  ==========  ========

  ITEM

   NO                   DESCRIPTION                       JULY        AUGUST       SEPT         OCT        NOV
------------------------------------------------------------------------------------------------------------------
   21      NON-OPERATING EXPENSES
          --------------------------------------

                PENALTIES & LATE FEES                         0           0           0           0           0
                FRANCHISE TAXES                               0           0           0           0      17,736
                ANNUAL REPORTS                                0           0           0          25           0
                PROPERTY TAXES                                -           -           -           -           -
                                                       --------    --------    --------    --------      ------

            TOTAL OTHER NON OPERATING EXPENSES                -           -           -          25      17,736
                                                       ========    ========    ========    ========      ======

                                                                 Monthly Operating Report
------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                      ACCRUAL BASIS-3

CASE NUMBER: 00-30748-RCM
------------------------------------------------
                                                            ****** AMOUNTS ARE UNAUDITED ******

--------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND              JANUARY     FEBRUARY     MARCH       APRIL       MAY        JUNE       JULY
DISBURSEMENTS - UNAUDITED
--------------------------------------------------------------------------------------------------------------
 1   BEGINNING BALANCE        47,747,118  47,747,118  49,389,301  49,086,692 48,612,065 48,123,077 53,088,078
--------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
 2   CASH SALES                        -
--------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS
 RECEIVABLE
--------------------------------------------------------------------------------------------------------------
 3   PREPETITION                       -
--------------------------------------------------------------------------------------------------------------
 4   POSTPETITION                      -
--------------------------------------------------------------------------------------------------------------
 5   TOTAL OPERATING RECEIPTS                      -           -
--------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------
 6   LOANS & ADVANCES (ATTACH
      LIST)                            -
--------------------------------------------------------------------------------------------------------------
 7   SALE OF ASSETS                    -
--------------------------------------------------------------------------------------------------------------
 8   OTHER (ATTACH LIST)               -   2,100,148     317,020     256,327    375,929  5,828,607    559,317
--------------------------------------------------------------------------------------------------------------
 9   TOTAL NON-OPERATING
      RECEIPTS                         -   2,100,148     317,020     256,327    375,929  5,828,607    559,317
--------------------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS                    -   2,100,148     317,020     256,327    375,929  5,828,607    559,317
--------------------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE     47,747,118  49,847,266  49,706,321  49,343,019 48,987,994 53,951,684 53,647,395
--------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------
12   NET PAYROLL                       -     212,195     156,307     172,989    142,770    143,995    376,443
--------------------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID                -     214,427      76,264      87,977     71,297     76,379    146,688
--------------------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER
      TAXES PAID                       -           -      73,448      53,141     87,626        330      4,485
--------------------------------------------------------------------------------------------------------------
15   SECURED/ RENTAL/
      LEASES (NOTE 1)                  -           -           -           -          -          -          -
--------------------------------------------------------------------------------------------------------------
16   UTILITIES                         -         923      24,575      30,030     42,742     26,622     39,947
--------------------------------------------------------------------------------------------------------------
17   INSURANCE                         -       1,927      17,581      16,222     81,202     56,192      5,636
--------------------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES               -           -           -           -          -          -          -
--------------------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSE                   -           -           -           -          -          -          -
--------------------------------------------------------------------------------------------------------------
20   TRAVEL                            -       3,377       9,233       8,057      6,759     27,293      9,658
--------------------------------------------------------------------------------------------------------------
21   ENTERTAINMENT -
      ONSITE MEALS                     -         764         340           -      1,167      1,112        758
--------------------------------------------------------------------------------------------------------------
22   REPAIRS &
      MAINTENANCE                      -         456       5,479       2,604      9,071     25,012     39,548
--------------------------------------------------------------------------------------------------------------
23   SUPPLIES                          -       6,066       8,801      11,451     14,289      9,003     12,637
--------------------------------------------------------------------------------------------------------------
24   ADVERTISING                       -           -           -           -          -          -          -
--------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)               -      17,829     238,431     136,581    279,825    250,971    178,576
--------------------------------------------------------------------------------------------------------------
26   TOTAL OPERATING
      DISBURSEMENTS                    -     457,965     610,459     519,051    736,749    616,908    814,376
--------------------------------------------------------------------------------------------------------------
REORGANIZATION FEES
--------------------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES                 -           -           -     206,903    128,168    246,697     90,712
--------------------------------------------------------------------------------------------------------------
28   U. S. TRUSTEE FEES                -           -           -       5,000          -          -      5,000
--------------------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)               -           -       9,171           -          -          -          -
--------------------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION
      EXPENSES                         -           -       9,171     211,903    128,168    246,697     95,712
--------------------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS               -     457,966     619,629     730,954    864,917    863,605    910,088
--------------------------------------------------------------------------------------------------------------
32   NET CASH FLOW                     -   1,642,183    (302,609)   (474,627)  (488,988) 4,965,001   (350,771)
--------------------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH      47,747,118  49,389,301  49,086,692  48,612,065 48,123,077 53,088,078 52,737,307
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
CASH RECEIPTS AND               AUGUST       SEPT         OCT            NOV           TOTAL
DISBURSEMENTS - UNAUDITED
-------------------------------------------------------------------------------------------------
 1   BEGINNING BALANCE        52,737,307   51,772,870   51,015,839     50,274,041     47,747,118
-------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------
 2   CASH SALES                                                                                -
-------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS
 RECEIVABLE
-------------------------------------------------------------------------------------------------
 3   PREPETITION                                                                               -
-------------------------------------------------------------------------------------------------
 4   POSTPETITION                                                                              -
-------------------------------------------------------------------------------------------------
 5   TOTAL OPERATING RECEIPTS                                                                  -
-------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------
 6   LOANS & ADVANCES (ATTACH
      LIST)                                                                                    -
-------------------------------------------------------------------------------------------------
 7   SALE OF ASSETS                                                                            -
-------------------------------------------------------------------------------------------------
 8   OTHER (ATTACH LIST)         350,716      377,366      286,544        285,002      8,636,828
-------------------------------------------------------------------------------------------------
 9   TOTAL NON-OPERATING
      RECEIPTS                   350,716      377,366      286,544        285,002      8,636,828
-------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS              350,716      377,366      286,544        285,002      8,636,828
-------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE     53,088,023   52,150,237   51,302,383     50,559,043     56,383,946
-------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------
12   NET PAYROLL                 141,003      120,697      114,742        110,802      1,691,944
-------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID           58,761       72,235       66,847         63,408        934,283
-------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER
      TAXES PAID                  11,829       19,572           25         18,619        269,076
-------------------------------------------------------------------------------------------------
15   SECURED/ RENTAL/
      LEASES (NOTE 1)                                                                          -
-------------------------------------------------------------------------------------------------
16   UTILITIES                    36,198       16,050       42,077          8,530        267,693
-------------------------------------------------------------------------------------------------
17   INSURANCE                    32,080            -       25,433         28,431        264,702
-------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES                                                                       -
-------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSE                                                                           -
-------------------------------------------------------------------------------------------------
20   TRAVEL                       10,472       18,706        8,213         11,427        113,195
-------------------------------------------------------------------------------------------------
21   ENTERTAINMENT -
      ONSITE MEALS                   607          581          277            238          5,844
-------------------------------------------------------------------------------------------------
22   REPAIRS &
      MAINTENANCE                  3,182           68       11,124          1,111         97,654
-------------------------------------------------------------------------------------------------
23   SUPPLIES                     10,014        7,550        2,872          8,016         90,699
-------------------------------------------------------------------------------------------------
24   ADVERTISING                                                                               -
-------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)         191,934      407,825      247,566        224,458      2,173,997
-------------------------------------------------------------------------------------------------
26   TOTAL OPERATING
      DISBURSEMENTS              496,079      663,284      519,176        475,041      5,909,087
-------------------------------------------------------------------------------------------------
REORGANIZATION FEES
-------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES           819,074      468,613      501,166         48,461      2,509,794
-------------------------------------------------------------------------------------------------
28   U. S. TRUSTEE FEES                -        2,500        8,000              -         20,500
-------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)                                                                   9,171
-------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION
      EXPENSES                   819,074      471,113      509,166         48,461      2,539,465
-------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS       1,315,153    1,134,398    1,028,342        523,501      8,448,553
-------------------------------------------------------------------------------------------------
32   NET CASH FLOW              (964,437)    (757,031)    (741,798)      (238,500)       188,275
-------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH      51,772,870   51,015,839   50,274,041     50,035,541     47,935,393
-------------------------------------------------------------------------------------------------

NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.

                                                                                DETAIL SCHEDULES
-----------------------------------------------------                                ACCRUAL BASIS 3
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                MONTH:     NOV 2000
CASE NUMBER: 00-30748-RCM                                                              -----------------
-----------------------------------------------------


 ITEM                                                    *** AMOUNTS ARE UNAUDITED ***

  NO             DESCRIPTION                           JAN    FEBRUARY    MARCH      APRIL      MAY      JUNE
---------------------------------------------------------------------------------  --------- --------- ---------
     NON OPERATING RECEIPTS
     --------------------------------
  7    SALE OF ASSETS:
          EXCESS FURNITURE FROM THE DALLAS OFFICE                    -          -          -    20,000         -
                                                            ----------  ---------  --------- --------- ---------
            SUB-TOTAL SALES OF ASSETS                                -          -          -    20,000         -
                                                            ==========  =========  ========= ========= =========
  8    OTHER:

          COLLECTION ON RECEIVABLE                           1,682,317     47,462     10,516     8,544 5,508,721
          INTEREST INCOME                                            -    204,985    235,025   276,244   242,160
          D & O INSURANCE CLAIM REFUND                         350,000          -          -         -         -
          TAX REFUNDS                                           35,460          -          -         -    10,799
          COBRA PAYMENTS RECEIVED                               13,346     17,667      6,171     4,990    17,973
          REPAYMENT WORKING CAPITAL ADVANCE                     12,000          -          -         -         -
          SALE OF FURNITURE & FIXTURES (REMOTE
           OFCS)                                                 6,654      3,275        500         -         -
          RETURNED CHECKS (see Note 1)                               -     41,521          -         -    20,385
          SETTLEMENT FROM SAHARA LINDELL
          CLOSE BANK ACCOUNTS                                                                             13,434
          REFUND OF LEGAL RETAINER                                   -          -          -    66,051     4,011
          REIMBURSEMENT OF ADMIN EXPENSES                          371      2,111      4,115       100    11,125
                                                            ----------  ---------  --------- --------- ---------

                                                             2,100,148    317,020    256,327   355,929 5,828,607
                                                            ==========  =========  ========= ========= =========

     TOTAL NON OPERATING RECEIPTS                            2,100,148    317,020    256,327   375,929 5,828,607
                                                            ----------  ---------  --------- --------- ---------

Note 1  Returned checks are from former PRG employees
        (forwarding address unknown) for employee stock plan purchases. Funds were deposited into escrow account June 27, 2000.

 25  OTHER OPERATING DISBURSEMENTS
     --------------------------------

          INVESTOR RELATIONS                                         -      3,500      4,130       379         -
          CONTRACT LABOR  -  OTHER                               6,732     10,992     19,899     6,505     5,100
          PENALTIES & LATE FEES                                    108         65      1,038     4,285     7,384
          CONSULTING FEES                                        8,616    129,425     83,675   216,417   165,736
          OFFICE & STORAGE UNIT RENTAL                             350     93,108     25,610    51,319    55,558
          DATA PROCESSING SERVICES                                 623        906      1,707       624       928
          TRAINING                                                   -          -        522       297       450
          MANAGEMENT FEES - AMSURG
          TAX SOFTWARE/SOFTWARE MAINTENACE                           -          -          -         -    15,815
          TAX LIABILITY  -  CURRENT PORTION                      1,400        435          -         -         -
                                                            ----------  ---------  --------- --------- ---------

          TOTAL OTHER OPERATING DISBURSEMENTS                   17,829    238,431    136,581   279,825   250,971
                                                            ==========  =========  ========= ========= =========
 29  OTHER REORGANIZATION FEES
     --------------------------------
          ADVERTISING OF BANKRUPTCY IN WSJ &
          OTHER PUBS                                                 -      5,669          -         -         -
          INVESTOR RELATIONS                                         -      3,500          -         -         -
                                                            ----------  ---------  --------- --------- ---------

                                                                     -      9,169          -         -         -
                                                            ==========  =========  ========= ========= =========


 ITEM                                                    *** AMOUNTS ARE UNAUDITED ***

  NO             DESCRIPTION                               JULY       AUGUST      SEPT        OCT         NOV
-------------------------------------------------------  ---------  ---------  ----------  ----------  ----------
     NON OPERATING RECEIPTS
     --------------------------------
       SALE OF ASSETS:
  7       EXCESS FURNITURE FROM THE DALLAS OFFICE                -          -           -           -         -
                                                         ---------  ---------  ----------  ----------  ----------
            SUB-TOTAL SALES OF ASSETS                            -          -           -           -         -
                                                         =========  =========  ==========  ==========  ==========
  8    OTHER:

          COLLECTION ON RECEIVABLE                         240,112      7,485       7,548       8,407     7,701
          INTEREST INCOME                                  273,618    280,685     286,793     267,983   271,226
          D & O INSURANCE CLAIM REFUND                           -
          TAX REFUNDS                                       31,893      9,109       2,260          38
          COBRA PAYMENTS RECEIVED                            5,292      5,647       3,508       4,444     3,839
          REPAYMENT WORKING CAPITAL ADVANCE                      -
          SALE OF FURNITURE & FIXTURES (REMOTE
           OFCS)                                                 -      1,280         107          20        85
          RETURNED CHECKS (see Note 1)                           -
          SETTLEMENT FROM SAHARA LINDELL                                           66,198
          CLOSE BANK ACCOUNTS                                    -      3,404
          REFUND OF LEGAL RETAINER                           1,447     28,740
          REIMBURSEMENT OF ADMIN EXPENSES                    6,955     14,364      10,953       5,652     2,151
                                                         ---------  ---------  ----------  ----------  --------

                                                           559,317    350,716     377,366     286,544   285,002
                                                         =========  =========  ==========  ==========  ========

     TOTAL NON OPERATING RECEIPTS                          559,317    350,716     377,366     286,544   285,002
                                                         ---------  ---------  ----------  ----------  --------

Note 1  Returned checks are from former PRG employees
        (forwarding address unknown) for employee stock plan purchases. Funds were deposited into escrow account June 27, 2000.

 25  OTHER OPERATING DISBURSEMENTS
     --------------------------------

          INVESTOR RELATIONS                                     -          -           -           -         -
          CONTRACT LABOR  -  OTHER                           6,892      1,802       8,471         780     8,785
          PENALTIES & LATE FEES                                183         36         101          13         -
          CONSULTING FEES                                  141,342    107,614     349,738     190,679   171,918
          OFFICE & STORAGE UNIT RENTAL                      28,090     25,766      28,792      28,136    23,226
          DATA PROCESSING SERVICES                             719        535         666         721       630
          TRAINING                                           1,350                    995           -       450
          MANAGEMENT FEES - AMSURG                                     56,181      19,062      19,062    19,062
          TAX SOFTWARE/SOFTWARE MAINTENACE                       -          -           -       8,176       386
          TAX LIABILITY  -  CURRENT PORTION                      -          -           -           -         -
                                                         ---------  ---------  ----------  ----------   -------

          TOTAL OTHER OPERATING DISBURSEMENTS              178,576    191,934     407,825     247,566   224,458
                                                         =========  =========   ==========  =========   =======
 29  OTHER REORGANIZATION FEES
     --------------------------------
          ADVERTISING OF BANKRUPTCY IN WSJ &
          OTHER PUBS
          INVESTOR RELATIONS


                                             Monthly Operating Report
  -------------------------------
   CASE NAME: PHYSICAN RESOURCE GROUP, INC.

   CASE NUMBER:   00-30748-RCM                   ACCRUAL BASIS-4
  -------------------------------

                               ********** ALL AMOUNTS ARE UNAUDITED **********

----------------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE   JANUARY   FEBRUARY   MARCH     APRIL   MAY      JUNE    JULY   AUGUST
ACCOUNTS RECEIVABLE AGING                        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
  1       0 - 60                                       -
----------------------------------------------------------------------------------------------------------------------------------
  2      31 - 60                                       -
----------------------------------------------------------------------------------------------------------------------------------
  3      61 - 90                                       -
----------------------------------------------------------------------------------------------------------------------------------
  4      91 +                                          -
==================================================================================================================================
  5      TOTAL ACCOUNTS RECEIVABLE
==================================================================================================================================
  6      AMOUNT CONSIDERED UNCORRECTABLE               -          -          -          -
==================================================================================================================================
  7     ACCOUNTS RECEIVABLE (NET)                      -          -          -          -       -        -          -       -
==================================================================================================================================

-----------------------------------------------------------------------------------------------------
                                                SEPT                  OCT                NOV
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------
  1       0 - 60
-----------------------------------------------------------------------------------------------------
  2      31 - 60
-----------------------------------------------------------------------------------------------------
  3      61 - 90
-----------------------------------------------------------------------------------------------------
  4      91 +
=====================================================================================================
  5      TOTAL ACCOUNTS RECEIVABLE
=====================================================================================================
  6      AMOUNT CONSIDERED UNCORRECTABLE
=====================================================================================================
  7     ACCOUNTS RECEIVABLE (NET)
=====================================================================================================

--------------------------------------
AGING OF POSTPETITION TAXES                              MONTH:     NOV 2000
AND PAYABLES
-----------------------------------------------------------------------------------------------------
TAXES PAYABLE                            0 - 30 DAYS      31 - 60 DAYS      61 - 90 DAYS       TOTAL
-----------------------------------------------------------------------------------------------------
  1  FEDERAL                                       -                                               -
-----------------------------------------------------------------------------------------------------
  2  STATE                                         -                                               -
-----------------------------------------------------------------------------------------------------
  3  LOCAL                                         -                                               -
-----------------------------------------------------------------------------------------------------
  4  OTHER (ATTACH LIST)                                                                           -
=====================================================================================================
  5  TOTAL TAXES PAYABLE                                             -               -             -
=====================================================================================================

-----------------------------------------------------------------------------------------------------
  6  ACCOUNTS PAYABLE                         77,579          171,299 (1)      240,448 (2)   489,326
=====================================================================================================

  (1) In accordance with court order, unpaid liabilities to professionals (Jackson Walker liability of $3,216, and Hughes & Luce liability of $55,431, Mann Frankfort liability of $6,255 and Andrews & Kurth liability of $105,987) until approved for payment by court.

  (2) Includes unpaid liabilities to professionals (Mann Frankfort liability of $69,087, Andrews & Kurth liability of $94,072, Jackson & Walker liability of $20,656, Hughes & Luce liability of $48,453 and Bell & Nunnally liability of $8,036) until approved for payment by court.

------------------------------------
STATUS OF POSTPETITION TAXES                                        MONTH:     NOV 2000
                                                                           -----------------
----------------------------------------------------------------------------------------------------
FEDERAL (ADP REPORTS ATTACHED)          BEGINNING TAX         AMOUNT           AMOUNT   ENDING TAX
                                         LIABILITY *         WITHHELD           PAID    LIABILITY
----------------------------------------------------------------------------------------------------
  1   WITHHOLDING  **                              -           50,066           50,066           -
----------------------------------------------------------------------------------------------------
  2   FICA-EMPLOYEE  **                            -            6,498            6,498           -
----------------------------------------------------------------------------------------------------
  3   FICA-EMPLOYER  **                            -            6,498            6,498           -
----------------------------------------------------------------------------------------------------
  4   UNEMPLOYMENT                                 -               35               35           -
----------------------------------------------------------------------------------------------------
  5   INCOME                                       -                -                -           -
----------------------------------------------------------------------------------------------------
  6   OTHER(ATTACH LIST)                           -                -                -           -
====================================================================================================
  7   TOTAL FEDERAL TAXES                          -           63,096           63,096           -
====================================================================================================
STATE AND LOCAL
----------------------------------------------------------------------------------------------------
  8  WITHHOLDING                                   -              194              194           -
----------------------------------------------------------------------------------------------------
  9  SALES                                         -                -                -           -
----------------------------------------------------------------------------------------------------
 10  EXCISE                                        -                -                -           -
----------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT (Note 1)                         -              118              118           -
----------------------------------------------------------------------------------------------------
 12  REAL PROPERTY                                 -                -                -           -
----------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                             -                -                -           -
----------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                           -                -                -           -
====================================================================================================
 15  TOTAL STATE & LOCAL                           -              312              312           -
====================================================================================================
 16  TOTAL TAXES                                   -           63,408           63,408           -
====================================================================================================

     * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     * Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report
     -------------------------------------------
      CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                               ACCRUAL BASIS-5
      CASE NUMBER:   00-30748-RCM
     -------------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                ********** ALL AMOUNTS ARE UNAUDITED **********

     ----------------------------------------
         BANK RECONCILIATIONS                                   MONTH:                       NOV 2000
                                                                       ------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------------
       A.      BANK                                   SWBOT          SWBOT*       SWBOT*     SWBOT*    SWBOT*   COMERICA*
     ------------------------------------------------------------------------------------------------------------------------------
       B.      ACCOUNT NUMBER                        326003           300993       30100      301019    290084  1880647522    TOTAL
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                   PRG                 Stock
                                                                    Eye Corp     Georgia      AOI       Plan      TAX
       C.      PURPOSE (TYPE)                      OPERATING(1)     Proceeds     Proceeds   Proceeds  Escrow(3)  ESCROW
     ------------------------------------------------------------------------------------------------------------------------------
         1     BALANCE PER BANK STATEMENT           2,246,730         49,338      51,781     52,757    20,385    915,466  3,336,457
     ------------------------------------------------------------------------------------------------------------------------------
         2     ADD: TOTAL DEPOSITS NOT CREDITED                                                                                   -
     ------------------------------------------------------------------------------------------------------------------------------
         3     SUBTRACT: OUTSTANDING CHECKS           183,612                                                               183,612
     ------------------------------------------------------------------------------------------------------------------------------
         4 (2) OTHER RECONCILING ITEMS                                                                                            -
     ------------------------------------------------------------------------------------------------------------------------------
         5     MONTH END BALANCE PER BOOKS          2,063,118         49,338      51,781     52,757    20,385    915,466  3,152,845
     ------------------------------------------------------------------------------------------------------------------------------
         6     NUMBER OF LAST CHECK WRITTEN              2345                                                      N/A
     ------------------------------------------------------------------------------------------------------------------------------
            *  Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for
               Physicians Resource Group, Inc. and affiliated companies.

           (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

           (2) No reconciling items at the end of November 00.

           (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.



     ----------------------------------------
         INVESTMENT ACCOUNTS                                   MONTH:                  NOV 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
      BANK ACCOUNT NAME AND NUMBER                   DATE OR          TYPE OF             PURCHASE        CURRENT
                                                    PURCHASE         INSTRUMENT            PRICE           VALUE
     --------------------------------------------------------------------------------------------------------------
         7a   Southwest Bank of Texas               16-Nov-00          US FNMA           5,071,595        5,084,629
     --------------------------------------------------------------------------------------------------------------
         7b   Southwest Bank of Texas               28-Nov-00          US FHLM          15,294,316       15,301,876
     --------------------------------------------------------------------------------------------------------------
         7c   Southwest Bank of Texas               29-Nov-00          US FHLM           2,021,508        2,022,101
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8a   Investments for Eye Corp*             25-Oct-00          US FHLM           4,308,989        4,337,076
     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8b   Investments for PRG Georgia*          25-Oct-00          US FHLM           3,585,047        3,608,416
     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8c   Investments for AOI*                  25-Oct-00          US FHLM          16,261,456       16,367,455
     --------------------------------------------------------------------------------------------------------------
         9    Southwest Bank of Texas               21-Jan-00   Certificate of Deposit     154,000          161,142
     --------------------------------------------------------------------------------------------------------------
        10    TOTAL INVESTMENTS                                                         46,696,911       46,882,696
     --------------------------------------------------------------------------------------------------------------



     ----------------------------------------
       CASH                                                                                              22,569,749
     --------------------------------------------------------------------------------------------------------------

        11    CURRENCY ON HAND                                                                                   -
     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------
        12    TOTAL CASH - END OF MONTH                                                                  50,035,541
     --------------------------------------------------------------------------------------------------------------
     NOTE:  Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries: EyeCorp, PRG
            Georgia, and  AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by  these subsidiaries during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.



                                                 Monthly Operating Report
----------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

 CASE NUMBER: 00-30748-RCM                           ACCRUAL BASIS-6
----------------------------------------------

                                               MONTH:     NOV 2000
                                                     -------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

-----------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                       INSIDERS
-------------------------------------------------------------------------------
                     NAME               TYPE OF       AMOUNT       TOTAL PAID
                                        PAYMENT        PAID          TO DATE
-------------------------------------------------------------------------------
  1    LANE EDENBURN                     SALARY       14,583        145,833
-------------------------------------------------------------------------------
  2    KAREN NICOLAOU                    SALARY       11,667        116,667
-------------------------------------------------------------------------------
  3    MICHAEL YEARY                     SALARY       37,500        375,000
-------------------------------------------------------------------------------
       SUBTOTAL  (See Note 1)                         63,750        637,500
-------------------------------------------------------------------------------
  4    KAREN NICOLAOU (See Note 2)       BONUS                       70,000
-------------------------------------------------------------------------------
  5    MICHAEL YEARY  (See Note 2)       BONUS                      150,000
-------------------------------------------------------------------------------
  6    LANE EDENBURN (See Note 2)        BONUS                       87,500
-------------------------------------------------------------------------------
  7    KAREN NICOLAOU                 EXP REIMBRMT         -         17,378
-------------------------------------------------------------------------------
  8    MICHAEL YEARY                  EXP REIMBRMT     1,888         20,165
-------------------------------------------------------------------------------
  9    LANE EDENBURN                  EXP REIMBRMT       185          1,430
-------------------------------------------------------------------------------
 10    TOTAL PAYMENTS TO INSIDERS                     65,638        983,973
-------------------------------------------------------------------------------

Note 1: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

Note 2:   Bonuses are paid in accordance with individual employee agreements.

----------------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                         TOTAL
                                  ORDER AUTHORIZING       AMOUNT                     TOTAL PAID TO      INCURRED &
              NAME                     PAYMENT           APPROVED     AMOUNT PAID         DATE         UNPAID * (1)
----------------------------------------------------------------------------------------------------------------------
  1    ANDREWS & KURTH                                             -              -       1,123,129         420,059
----------------------------------------------------------------------------------------------------------------------
  2    JACKSON WALKER                                         14,763         14,763         390,021          88,869
----------------------------------------------------------------------------------------------------------------------
  3    MANN FRANKFORT                                         27,344         27,344         162,265         142,171
----------------------------------------------------------------------------------------------------------------------
  4    QUANTUM INTERESTS                                           -              -         421,698               -
----------------------------------------------------------------------------------------------------------------------
  5    HUGHES & LUCE                                               -              -         414,336         223,884
----------------------------------------------------------------------------------------------------------------------
  6    BELL & NUNNELLY                                         6,353          6,353          78,348          31,267
----------------------------------------------------------------------------------------------------------------------
          TOTAL PAYMENTS TO
  5         PROFESSIONALS                                     48,461         48,461       2,589,796         906,250
----------------------------------------------------------------------------------------------------------------------

     *   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

--------------------------------------------------------------------------------
  POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                      SCHEDULED
                                       MONTHLY       AMOUNTS PAID       TOTAL UNPAID
         NAME OF CREDITOR            PAYMENTS DUE    DURING MONTH       POSTPETITION
--------------------------------------------------------------------------------------
  1
--------------------------------------------------------------------------------------
  2
--------------------------------------------------------------------------------------
  3
--------------------------------------------------------------------------------------
  4    TOTAL
--------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
----------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

 CASE NUMBER: 00-30748-RCM                           ACCRUAL BASIS-7
----------------------------------------------

----------------------------------------------
                                                MONTH:      NOV 2000
              QUESTIONNAIRE                            -----------------

--------------------------------------------------------------------------------
                                                             YES         NO
--------------------------------------------------------------------------------
  1  Have any assets been sold or transferred
     outside the normal course of business in
     this reporting period?                                               X
--------------------------------------------------------------------------------
  2  Have any funds been disbursed from account
     other than a debtor in possession account?                           X
--------------------------------------------------------------------------------
  3  Are any postpetition receivables (accounts,
     notes or loans) due from related parties?                            X
--------------------------------------------------------------------------------
  4  Have any payments been made on prepetition
     liabilities this reporting period?                                   X
--------------------------------------------------------------------------------
  5  Have any postpetition loans been received
     by the debtor from any party?                                        X
--------------------------------------------------------------------------------
  6  Are any postpetition payroll taxes past due?                         X
--------------------------------------------------------------------------------
  7  Are any postpetition state or federal income
     taxes past due?                                                      X
--------------------------------------------------------------------------------
  8  Are any postpetition real estate taxes past due?                     X
--------------------------------------------------------------------------------
  9  Are any other postpetition taxes past due?                           X
--------------------------------------------------------------------------------
 10  Are any amounts owed to postpetition creditors
     delinquent?                                                          X
--------------------------------------------------------------------------------
 11  Have any prepetition taxes been paid during
     the reporting period?                                                X
--------------------------------------------------------------------------------
 12  Are any wage payments past due.                                      X
--------------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                      INSURANCE
--------------------------------------------------------------------------------
                                                            YES         NO
--------------------------------------------------------------------------------
  1  Are workers compensation, general liability
     and other necessary insurance coverages in
     effect?                                                 X
--------------------------------------------------------------------------------
  2  Are all premium payments paid current.                  X
--------------------------------------------------------------------------------

  3  Please itemized policies below.                       SCHEDULE ATTACHED
--------------------------------------------------------------------------------


If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

-------------------------------------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         PAYMENT
                                                                                       PERIOD       -------------------
                   TYPE OF POLICY                                       CARRIER        COVERED      AMOUNT    FREQUENCY
-------------------------------------------------------------------------------------------------------------------------
  1  Property "all risk" except policy exclusions                       Hartford    12/99 - 12/00    11,673      MNTHLY
-------------------------------------------------------------------------------------------------------------------------
  2  Umbrella Liability excess of schedule of underlying insurance   TIG Specialty  06/99 - 06/00    48,579       QTRLY
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                     RESPONSES TO QUESTIONNAIRE
  CASE NUMBER: 00-30748-RCM
  --------------------------------------------
                                                  MONTH: NOV 2000
                                                         ------------

 QUESTIONNAIRE
 -------------------------------------------------------------------------------


 11      Prepetition taxes
       -------------------------------------------------------------------------
          Taxing Authority          Amount Paid             Description

          Paul Bettencourt,           883.36            1999 Property Taxes -
            Harris County                                     Coastal





                                    -----------
       Total Paid                    $   883.36
                                    ===========
 Insurance:
--------------------------------------------------------------------------------

2        Premiums paid currently.
       -------------------------------------------------------------------------
       In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. AON is in the process of re-billing PRG and its subsidiaries. The accounts will be brought current as soon as new invoices are received. Corporate invoices are being paid currently, and PRG has not received notice of cancellation or potential cancellation.

  ------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.      MONTHLY OPERATING REPORT

  CASE NUMBER: 00-30748-RCM                       SCHEDULE OF INSURANCE COVERAGE
  ------------------------------------------
                                                       MONTH: NOV 2000
                                                              -----------

                                                                                           POLICY PERIOD                   LIMIT OF
                                                                                      ---------------------
             TYPE OF COVERAGE                                   CARRIER               INCEPTION  EXPIRATION   PREMIUM:    LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1  Directors, Officers and Corporate Liability           National Union Fire Insur    20-Apr-00   20-Apr-01   $450,000   $10,000,000
    (One year extension of coverage)                     Co of Pittsburgh, PA

2  Directors, Officers and Corporate Liability           National Union Fire Insur    20-Apr-01   20-Apr-07   $450,000   $10,000,000
   (Six year run off.)                                   Co of Pittsburgh, PA

3  Commercial Crime                                      National Union Fire Insur    20-Apr-00   20-Apr-01   $ 17,365   $ 5,000,000
                                                         Co of Pittsburgh, PA

4  Workers Compensation - Standard forms; Extended       Hartford Insurance Co/       31-Dec-99   31-Dec-00   $ 28,259   $ 1,000,000
  Broad Form endorsement where applicable                Hartford Mid West Insur

5  Auto Standard Forms & Broad Form Auto Endorsement     Hartford Insurance Co        31-Dec-99   31-Dec-00   $   2,300  $ 1,000,000

6  Property                                              Hartford Insurance Co        31-Dec-99   31-Dec-00   $ 140,073  $43,835,755

7  Umbrella Liability                                    TIG Specialty Insurance       1-Jun-00   1-Jun-01    $  50,000  $10,000,000

8  Healthcare Professional Liability & Managed Care      TIG Specialty Insurance       1-Jun-00   1-Jun-01    $  11,240  $ 3,000,000
   E & O